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                                                                  EXHIBIT 10.7.1

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into this 1st day of May, 2001 (the "Effective Date"), by and between Richard S. Eiswirth, Jr., an individual resident of the State of Georgia (the "Executive") and Netzee, Inc., a Georgia corporation (the "Company").

                                   WITNESSETH:

         WHEREAS, the Company and the Executive previously entered into that certain Employment Agreement, dated September 1, 1999 (the "Old Agreement"); and

         WHEREAS, the Company and the Executive terminated the Old Agreement and entered into that certain Employment Agreement, dated as of March 1, 2000 (the "Agreement"); and

         WHEREAS, the Company and the Executive desire to mutually amend the Agreement, effective as of the Effective Date, and adopt this Amendment for the purpose of making such changes as the parties herein agree, in consideration for the continued employment of the Executive with the Company;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Executive and the Company, including, without limitation, the agreements and covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Section 2 of the Agreement is amended in its entirety to read as follows:

         "2. Term. Unless earlier terminated as provided herein, the Executive's employment under this Agreement shall be for a continuing term (the "Term") of one year, commencing on March ___, 2001, the termination of which shall be extended automatically (without further action of the Company or the Executive) each day for an additional day so that the amount of time remaining in the Term shall continue to be one year; provided, however, that either party may at any time, by written notice to the other, fix the Term to a finite term of one year, without further automatic extension, which Term shall commence upon the date of such notice. Every reference in this Agreement to the "Initial Term" and the "Extended Term" shall mean the Term."

         2. Notices. All notices and other communications given or made pursuant to this Amendment shall be in writing and shall be given or made in accordance with Section 9 of the Agreement. Either party hereto may change the address to which notice to it, or copies thereof, shall be addressed, by giving notice thereof to the other party hereto in conformity with the foregoing.

         3.       Assignment.

                  a. This Amendment shall be binding upon and shall inure to the benefit of the Company and its Successors and Assigns, and the Company shall require any Successors and Assigns to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place.

                  b. Neither this Amendment nor any right or interest hereunder shall be assignable or transferable by the Executive or his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Amendment shall inure to the benefit of and be enforceable by the Executive's legal personal representative.


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         4.       Governing Law. This Amendment shall be governed by and
construed and enforced in accordance with the laws of the State of Georgia without giving effect to the conflict of laws principles thereof. Any action brought by either party to this Amendment shall be brought and maintained in a court of competent jurisdiction in the State of Georgia.

         5. Counterparts. This Amendment may be executed in two counterparts, each of which shall be deemed an original but all of which together shall be deemed one and the same instrument.

         6. Defined Terms. Any capitalized term used in this Amendment but not defined herein shall have the meaning ascribed to it in the Agreement.

         7. Full Force and Effect. Except as specifically modified by this Amendment, the Agreement is hereby ratified and confirmed by the parties hereto in all respects, and all representations, warranties, covenants and agreements made by each party in the Agreement are deemed to be repeated in this Amendment as if fully set forth herein.

         8. Entire Agreement. The Agreement, together with this Amendment, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements (including the Old Agreement), understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

                                    NETZEE, INC.


                                      By:    /s/Donny R. Jackson
                                            -------------------------------
                                      Name:  Donny R. Jackson
                                            -------------------------------
                                      Title:   Chief Executive Officer
                                            -------------------------------


                                      /s/ Richard S. Eiswirth, Jr.
                                      -----------------------------------
                                      Richard S. Eiswirth, Jr.


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